UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported)   May 11, 2005

Sparton Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)

(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On May 11, 2005 Sparton Corporation issued a Press Release announcing the signing of a binding letter of intent to acquire the HDJ Company, Inc. and its wholly owned subsidiary, Specialized Medical Devices, Inc. located in Lancaster, Pennsylvania.

ITEM 7.01. REGULATION FD DISCLOSURE

On May 11, 2005 Sparton Corporation, an Ohio Corporation (the “Company”) issued a Press Release (“Press Release”) announcing the signing of a binding letter of intent to acquire the HDJ Company, Inc. and its wholly owned subsidiary, Specialized Medical Devices, Inc. located in Lancaster, Pennsylvania. HDJ manufactures and sells a variety of specialized medical products.

The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS

(c) Exhibits Furnished

Exhibit 99.1 Press Release dated May 11, 2005 issued by Sparton Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
/s/ David W. Hockenbrocht

David W. Hockenbrocht Chief Executive Officer
May 11, 2005

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated May 11, 2005 issued by Sparton Corporation.